POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 24th day of October, 2023.

NORTHERN LIGHTS FUND TRUST IV

By: /s/ Wendy Wang

Wendy Wang, President

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Wendy Wang, President, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October, 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

CERTIFICATE

The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST IV, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held October 24, 2023, and is in full force and effect:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: 10/24/2023                                                                        /s/ Jennifer Farrell

Jennifer Farrell, Secretary

NORTHERN LIGHTS FUND TRUST IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of October, 2023.

/s/ Wendy Wang

Wendy Wang

President

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Wendy Wang, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October, 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of October, 2023.

/s/ Sam Singh

Sam Singh

Treasurer

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Sam Singh, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October, 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of October, 2023.

/s/ Joseph Breslin

Joseph Breslin

Trustee

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Joseph Breslin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of October, 2023.

/s/ Thomas Sarkany

Thomas Sarkany

Trustee

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Thomas Sarkany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October, 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of October, 2023.

/s/ Charles Ranson

Charles Ranson

Trustee

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Charles Ranson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October, 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST IV, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints WENDY WANG, SAM SINGH, JENNIFER FARRELL AND TIMOTHY BURDICK as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-204808, 811-23066) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of October, 2023.

/s/ Wendy Wang

Wendy Wang

Trustee

STATE OF NEW YORK                                               )

)       ss:

COUNTY OF NEW YORK                                          )

Before me, a Notary Public, in and for said county and state, personally appeared Joseph Breslin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of October 2023.

/s/ Dagmay Demsas Yordanos

Notary Public State of New York

No: 01DE0003810

Qualified in King County

My commission expires: March 27, 2027